EXHIBIT 10.16(c)

                                 AMENDMENT NO. 2


                           DATED AS OF APRIL 28, 1998


                                     TO THE


                                CREDIT AGREEMENT


                             DATED AS OF MAY 5, 1994


                                     BETWEEN


                             ESKIMO PIE CORPORATION


                                       AND


                            FIRST UNION NATIONAL BANK


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                                TABLE OF CONTENTS

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
                                    ARTICLE I
                                   DEFINITIONS
Section 1.01   Definitions...................................................................1

                              ARTICLE II AMENDMENTS
Section 2.01   Amendments to the 1994 Credit Agreement.......................................1

                            ARTICLE III EFFECTIVENESS
Section 3.01   Effectiveness.................................................................3

                            ARTICLE IV MISCELLANEOUS
Section 4.01   Integration; Confirmation.....................................................3
Section 4.02   Expenses......................................................................4
Section 4.03   Counterparts..................................................................4
Section 4.04   Successors and Assigns........................................................4
Section 4.05   Governing Law.................................................................4
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                      AMENDMENT NO. 2 (THIS  "AMENDMENT")  DATED AS OF APRIL 28,
               1998 BETWEEN  ESKIMO PIE CORPORATION AND FIRST UNION NATIONAL
               BANK.

               Eskimo Pie Corporation, a Virginia corporation (the "Company"), and First Union National Bank, a national banking association (as successor by merger to First Union National Bank of Virginia, the "Bank"), are parties to a Credit Agreement dated as of May 5, 1994, as amended by Amendment No. 1 dated as of April 18, 1997 (the "1994 Credit Agreement"). The Company and the Bank propose to modify certain terms of the 1994 Credit Agreement to, among other things, amend certain financial covenants and the interest rate calculation provided for therein. Accordingly, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS


               SECTION 1.01 DEFINITIONS. Terms used but not otherwise defined herein which are defined in the 1994 Credit Agreement shall have for purposes hereof the respective meanings set forth therein.


                                   ARTICLE II
                                   AMENDMENTS


               SECTION 2.01 AMENDMENTS TO THE 1994 CREDIT AGREEMENT.

               (a) Section 1.1 of the 1994 Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                      "Capital Ratio" means at any date the ratio of (i) Consolidated Funded Debt of the Company and its Consolidated Subsidiaries as of such date to (ii) Consolidated Total Capitalization of the Company and its Consolidated Subsidiaries as of such date.

                      "Consolidated Total Capitalization" means at any date, the sum of (i) the Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date plus (ii) the Consolidated Net Worth of the Company and its Consolidated Subsidiaries as of such date.

                      "Subordinated Notes" means the Convertible Subordinated Notes issued by the Company on February 28, 1994 in favor of various individuals in an aggregate principal amount equal to $3,800,000.

                (b)   The definition of "Applicable Margin" contained in Section
1.1 of the 1994 Credit  Agreement is hereby amended to read in full as follows:

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                      "Applicable Margin" means on any date (i) if the Fixed
        Charge Coverage Ratio for the period ending on the most recent Determination Date is greater than or equal to 2.0 to 1.0, the rate per annum set forth under the caption "Applicable Margin" in the table below, which shall be based upon the Capital Ratio for the most recent Determination Date as specified below:

                        Capital Ratio                       Applicable Margin

                        Less than 0.20/1.0                  37.5 basis points
                        0.20/1.0 to 0.299/1.0               50 basis points
                        0.30/1.0 to 0.40/1.0                75 basis points
                        Greater than 0.40/1.0               100 basis points

        or (ii) if the Fixed Charge Coverage Ratio for the period ending on the most recent Determination Date is less than 2.0 to 1.0, the rate per annum set forth under the caption "Application Margin" in the table below, which shall be based upon the Capital Ratio for the most recent Determination Date as specified below:

                        Capital Ratio                        Applicable Margin

                        Less than 0.20/1.0                   50 basis points
                        0.20/1.0 to 0.299/1.0                75 basis points
                        0.30/1.0 to 0.40/1.0                 100 basis points
                        Greater than 0.40/1.0                125 basis points

        The Applicable Margin shall be established at the end of (i) the fiscal quarter ending on December 31, 1998 and, thereafter (ii) each fiscal quarter of the Company (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the financial statements delivered to the Bank pursuant to
        Section 5.1(a) or (b), as applicable, and shall be effective commencing on the date following the date such financial statements are received by the Bank (or, if earlier, the date such financial statements were required to be delivered to the Bank) and, in each case, until the date following the date on which new financial statements are delivered or are required to be delivered, whichever shall first occur; provided, however, that if the Company shall fail to deliver any such financial statements within the time period required by Section 5.1(a) or (b), as applicable, then the Applicable Margin shall be 125 basis points until the appropriate financial statements are so delivered. From April 1, 1998 to the first Determination Date, the Applicable Margin shall be 75 basis points.


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               (c)    The definition of  "Consolidated  Fixed Charges" contained in Section 1.1 of the 1994 Credit Agreement is hereby amended to read in full as follows:

                      "Consolidated Fixed Charges" means, for any period (without duplication), the sum of (i) Consolidated Interest Expense for such period plus (ii) Current Maturities of Consolidated Funded Debt determined as of the last day of such period plus (iii) Dividends paid or payable during such period; provided that Consolidated Fixed Charges for the six-month period ending June 30, 1998 (i) shall exclude the aggregate amount of principal payments in respect of the Subordinated Notes which are current liabilities as of such date and, otherwise, (ii) shall include 1/2 of the aggregate amount of Current Maturities of Consolidated Funded Debt determined as of the last day of such period; and provided further that Consolidated Fixed Charges for the nine-month period ending September 30, 1998 shall include 3/4 of the aggregate amount of Current Maturities of Consolidated Funded Debt determined as of the last day of such period.

               (d) Section 6.3 of the 1994 Credit Agreement is hereby amended to read in full as follows:

                      SECTION 6.3 FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio for (i) the six-month period ending June 30, 1998, (ii) the nine-month period ending September 30, 1998, (iii) the twelve-month period ending December 31, 1998 and (iv) any period of four consecutive fiscal quarters thereafter of the Borrower (taken as a single accounting period), will not be less than 1.5 to 1.0.


                                   ARTICLE III
                                  EFFECTIVENESS


               SECTION 3.01 EFFECTIVENESS. This Amendment shall become effective on the date (the "Effective Date") when the Bank shall have received counterparts of this Amendment duly executed by itself and the Company. On the Effective Date, the 1994 Credit Agreement will be automatically amended as set forth herein.


                                   ARTICLE IV
                                  MISCELLANEOUS


               SECTION 4.01 INTEGRATION; CONFIRMATION. On and after the Effective Date, each reference in the 1994 Credit Agreement to "this Credit Agreement", "this Agreement", "herein", "hereunder" or words of similar import, and each reference to any other document delivered in connection with the "1994 Credit Agreement" shall be deemed to be of reference to the 1994 Credit Agreement as amended by this Amendment; all other terms and provisions of the 1994 Credit Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.


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               SECTION 4.02  EXPENSES. The Company shall reimburse the Bank for any and all out-of-pocket expenses and charges paid or incurred by the Bank in connection with the negotiation, preparation, execution and delivery (including reasonable attorney's fees and disbursements of the Bank's special counsel) of this Amendment.

               SECTION 4.03 COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, all of which taken together shall constitute a single integrated agreement with the same effect as if the signatures thereto and hereto were upon the same instrument. Complete sets of counterparts shall be lodged with the Company and the Bank.

               SECTION 4.04 SUCCESSORS AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

               SECTION 4.05 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            ESKIMO PIE CORPORATION


                                         By: /s/ Thomas M. Mishoe, Jr.
                                             --------------------------
                                             Name: Thomas M. Mishoe, Jr.
                                             Title: CFO, Treasurer and Secretary

                                         901 Moorefield Park Drive
                                         Richmond, Virginia 23236
                                         Telecopier No.: 804-323-3740

                                         with a copy to:

                                         Jean Penick Watkins, Esquire
                                         Mays & Valentine
                                         NationsBank Plaza
                                         12th and Main Streets
                                         Richmond, Virginia 23219
                                         Telecopier No.: (804) 697-1339


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                                         FIRST UNION NATIONAL BANK


                                         By: /s/ David E. Brawley
                                            -----------------------------
                                             Name: David E. Brawley
                                             Title:  Assistant Vice President

                                         7 North 8th Street
                                         Richmond, Virginia 23219
                                         Attn: David E. Brawley
                                         Telecopier No.: (804) 343-6690

                                         with a copy to:

                                         Brian D. Murphy, Esq.
                                         McGuire, Woods, Battle & Boothe LLP
                                         One James Center
                                         901 East Cary Street
                                         Richmond, Virginia  23219
                                         Telecopier No.:  (804) 698-2127